ROCHDALE

          INVESTMENT TRUST            [LOGO]



     Rochdale Magna Portfolio

     Rochdale Alpha Portfolio

     Rochdale Atlas Portfolio





ANNUAL REPORT

March 31, 2001

                            ROCHDALE INVESTMENT TRUST


May 26, 2001


Dear Fellow Shareholders:

We are pleased to report the performance of the Rochdale Magna ("Magna"), Rochdale Alpha ("Alpha"), and Rochdale Atlas ("Atlas") Portfolios through March 31, 2001.

ROCHDALE MAGNA PORTFOLIO

For the 12-month period ended March 31, 2001, the Magna Portfolio declined 25.17%, while the S&P 500 Index declined 21.68%. During the year ended March 31, 2001, the Magna Portfolio's performance was affected by two trends. The first was the market's shift from growth companies to more stable and defensive companies. Included in the defensive group are industries like utilities in which we do not invest given the goal of the Magna Portfolio for long-term capital appreciation. Other defensive groups that did not decline during the past year and in which we were underweighted also account for the somewhat greater decline of the Magna Portfolio as compared to the S&P 500 Index.

Our investment methodology is to select companies that have the characteristics of strong and growing cash flows, positive industry dynamics, above average earnings growth, and strong relative strength. These factors should consistently identify those industries and companies within winning industries that lead to growing earnings and stock prices. At the beginning of the year, the Magna Portfolio was weighted in line with the S&P 500; presently given the rather negative intermediate term prospects for earnings of technology companies, we have allocated less of the portfolio to technology. When the prospects for earnings growth become visible, we would expect that our methodology would lead us to increase our weight in technology leaders.

The Portfolio experienced more turnover during this year than in the past, and more than we anticipate for our long-term strategy; it is appropriate during these tumultuous times to reflect the quickly changing industry trends within the Portfolio as we seek to reduce the volatility and avoid significant capital losses. We remain focused on the all-important tax efficiency of the Portfolio, which, despite the turnover, has been very good for the period ended March 31, 2001.

At March 31, 2001, the leading companies in which Magna Portfolio shareholders were invested include:

          COMPANY                                              WEIGHT
          -------                                              ------
          American International Group                          3.7%
          Quaker Oats Company                                   3.2%
          Bank of America                                       3.1%
          Citigroup Inc.                                        3.0%
          Fannie Mae                                            2.9%

We expect the stock market to remain in a relative range from present values through much of the year 2001. We are of the view that while the odds of a recession are less likely, there is enough uncertainty about the eventual resolution of the slowing trend such that we will have a tendency to invest in companies with proven ability to grow their earnings over various economic cycles.

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                            ROCHDALE INVESTMENT TRUST


ROCHDALE ALPHA PORTFOLIO

The Alpha Portfolio experienced what all small company funds did during the 12 months ended March 31, 2001. The Alpha Portfolio is primarily dedicated to investing in growth companies that are operating in the technology and healthcare areas. While the early part of the year showed significant growth in the value of the Alpha Portfolio, that growth was erased with the last two quarters' performance. During the period, the expectations for virtually all technology companies went from very positive to very negative. We were concerned about the state of euphoria in early 2000 and are equally concerned about the dire state presently surrounding technology companies. We are confident that we have identified successful small and growing technology and healthcare companies that will outpace the broader markets over time. This past year is not a setback for the approach, nor will it alter our investment focus to identify and own excellent growth companies. We have confidence in the companies we selected and will maintain close research coverage on each company to determine when a company no longer meets our investment criteria.

For the 12-month period ended March 31, 2001, the Alpha Portfolio declined 21.66%, while a comparative index of the S&P MidCap 400 and SmallCap 600 Index declined 5.37%. It is our view that the companies held within the Alpha Portfolio are excellent long-term investments and represent the type of companies capable of growing their earnings faster than the average company in the overall index. During slowing earnings periods, like what we are presently experiencing, we expect the Alpha Portfolio to decline by more than the average company. We also expect that when times are more positive for technology companies, the Alpha Portfolio will benefit. We believe the rest of the year 2001 will be a challenging environment for the technology industry and will mitigate to the extent necessary the volatility of the Portfolio. We believe that present declines represent opportunities for long-term investors to capture the benefits when times improve.

The five leading companies in the Alpha Portfolio at March 31, 2001, were:

          COMPANY                                        WEIGHT
          -------                                        ------
          International Gaming Technologies               5.0%
          Express Scripts                                 4.7%
          Devon Energy                                    4.6%
          Outback Steakhouse                              4.6%
          Bed Bath & Beyond                               4.3%

ROCHDALE ATLAS PORTFOLIO

The Atlas Portfolio declined 30.89% for the 12 months ended March 31, 2001. For the same period, the Dow Jones World Index ex US declined 28.31%. The declines in the Atlas Portfolio and the more broadly based Dow Jones World Index reflect the declining corporate profitability and global economic slowdown that now has become well recognized. We are pleased with the performance of the Atlas Portfolio during these quite negative times. We continue to focus our investment ideas on the countries and industries we believe will prosper most during the uncertain economic climate ahead. We are mainly invested in the more stable Euro Zone countries at the present, as we believe that region's internal drivers make it less likely to be affected than other regions by the U.S. slowdown.

During the year ended March 31, 2001, most developed as well as emerging foreign stock markets ended the period at or near their 12-month low price. Foreign market investing has followed that of the U.S. market in that many foreign economies are experiencing slowing economies and lower corporate profits. Much of the weak

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                            ROCHDALE INVESTMENT TRUST


foreign stock market performance occurred during the first quarter of calendar year 2001. The leading developed markets of France and Germany declined more than 10% in the quarter, while weakness in the financial sector in Japan continued to weigh down that market. Although the performance was not attractive, there is reason to believe that the period of decline just experienced may well represent much of the decline. Patience as an international investor remains the objective during these times.

The expectation for most developed market economies for 2001 is continuation of the slowing trend that began during the past quarter. With the U.S. economy slowing significantly, its key trading partners are likely to bear the consequences. Japan will be affected by the technology spending slowdown, as will other Asian economies of Korea and Taiwan. With the U.S. and Japanese economies, which represent about half the world economy, entering slowing and possibly recessionary periods, the greatest impact will likely be felt in Korea and Taiwan. These economies are heavily dependent on exports. Growth in Europe is slowing as well. Most signs indicate that the chances of recession are less in the Euro Zone than in Asia. The leading indicators for the intermediate and long-term trend of Euro Zone countries have been in decline for eight months. The decline is attributable to the tight monetary policy established by the European Central bank as well as the global slowdown.

The Atlas Portfolio has adopted the appropriate investment position in response to the current worldwide economic slowdown. We reduced our Asian country exposure in Japan and Korea while increasing our weight in Austria, Canada, Germany, and France. Our decisions have resulted in a less volatile representation of the foreign markets while at the same time broadening exposure in countries less dependent on the U.S. markets as well as those less dependent on the technology industry.

The leading countries in which we were invested at March 31, 2001, include:

          * Austria           * France            * Japan
          * Belgium           * Germany           * Netherlands
          * Brazil            * Ireland           * Norway
          * Canada            * Korea             * Switzerland

The leading five industry groups in which we were invested at March 31, 2001, include:

          SECTOR                                    WEIGHT
          ------                                    ------
          Banking                                    18.0%
          Telecommunications                          8.3%
          Health & Personal Care                      7.6%
          Energy Sources                              7.6%
          Electrical & Electronics                    7.5%

We believe all clients can benefit from an appropriate allocation to foreign markets at this juncture. While we believe the rest of 2001 will have more uncertainty than usual, the companies in which you are invested are among the leaders in the global industries and of high quality. More importantly, we have focused our company selections on the global industries and sectors that are likely to prosper in a slowing global economy.

We look forward to better times in the year ahead. The declines in all indices and all regions across the country as well as worldwide made for a difficult year for every investor. We recall that the path of investing success is not straight, and turns in the road are to be largely viewed within the overall financial plan set forth

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                            ROCHDALE INVESTMENT TRUST


for each investor through their asset allocation. We believe the past year will bring with it a renewed sense of purpose to investing, and we hope that the volatility that has never been as high in our generation will subside. We view the uncertainty of the economy and the financial markets as normal cyclical experiences brought about by excesses of investors as well as businesses acting in unsustainable ways. These excesses are in the process of being reversed, and while in progress, we are all uncomfortable with the declines in the values experienced in our Portfolios. We want all investors to recognize the value of less is more when investing, and that the more we focus on the fundamentals and companies in which we invest and the less we focus on the noise of the stock prices, the more likely we will achieve the long-term rates of return for the respective asset classes in which we are invested.


Sincerely,

Carl Acebes
Garrett R. D'Alessandro, CFA
PORTFOLIO MANAGERS

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                           ROCHDALE INVESTMENT TRUST


                   ROCHDALE MAGNA PORTFOLIO VS. S&P 500 INDEX

                          Value of $10,000 Investment

                                     ROCHDALE MAGNA PORTFOLIO      S&P 500 Index
                                     ------------------------      -------------
10/22/98                                     $10,000                  $10,000
10/31/98                                     $10,204                  $10,191
11/30/98                                     $10,536                  $10,809
12/31/98                                     $11,176                  $11,431
01/31/99                                     $11,632                  $11,909
02/28/99                                     $11,268                  $11,539
03/31/99                                     $11,712                  $12,001
04/30/99                                     $12,432                  $12,465
05/31/99                                     $12,096                  $12,171
06/30/99                                     $12,892                  $12,848
07/31/99                                     $12,472                  $12,445
08/31/99                                     $12,272                  $12,384
09/30/99                                     $11,968                  $12,044
10/31/99                                     $12,424                  $12,806
11/30/99                                     $12,708                  $13,070
12/31/99                                     $13,352                  $13,836
01/31/00                                     $12,396                  $13,141
02/29/00                                     $12,074                  $12,892
03/31/00                                     $13,445                  $14,153
04/30/00                                     $13,228                  $13,728
05/31/00                                     $13,015                  $13,446
06/30/00                                     $12,842                  $13,778
07/31/00                                     $12,512                  $13,562
08/31/00                                     $13,292                  $14,405
09/30/00                                     $12,782                  $13,644
10/31/00                                     $12,733                  $13,587
11/30/00                                     $11,512                  $12,515
12/31/00                                     $11,897                  $12,577
01/31/01                                     $12,185                  $13,023
02/28/01                                     $10,884                  $11,835
03/31/01                                     $10,061                  $11,086

                                                 AVERAGE ANNUALIZED TOTAL RETURN
                                                     THROUGH MARCH 31, 2001
                                                 -------------------------------
                                                 ONE YEAR       SINCE INCEPTION*
                                                 --------       ----------------

Rochdale Magna Portfolio                         (25.17%)            0.25%

S&P 500 Index                                    (21.68%)            4.31%

Past performance is not predictive of future performance.

* The Rochdale Magna Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on October 23, 1998.

The returns shown do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

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                           ROCHDALE INVESTMENT TRUST


            ROCHDALE ALPHA PORTFOLIO VS. S&P MIDCAP 400 INDEX (72%)
                        AND S&P SMALLCAP 600 INDEX (28%)

                          Value of $10,000 Investment

                                                   S&P MIDCAP 400 INDEX (72%)
                    ROCHDALE ALPHA PORTFOLIO    AND S&P SMALLCAP 600 INDEX (28%)
                    ------------------------    --------------------------------
05/31/99                     $10,000                        $10,000
06/30/99                     $10,700                        $10,545
07/31/99                     $ 9,804                        $10,358
08/31/99                     $ 9,572                        $ 9,974
09/30/99                     $ 9,548                        $ 9,765
10/31/99                     $10,456                        $10,112
11/30/99                     $10,760                        $10,612
12/31/99                     $11,976                        $11,310
01/31/00                     $11,140                        $10,982
02/29/00                     $11,424                        $11,947
03/31/00                     $12,160                        $12,527
04/30/00                     $12,240                        $12,149
05/31/00                     $12,144                        $11,941
06/30/00                     $12,916                        $12,258
07/31/00                     $12,576                        $12,316
08/31/00                     $13,600                        $13,615
09/30/00                     $14,192                        $13,448
10/31/00                     $13,408                        $13,133
11/30/00                     $11,224                        $12,041
12/31/00                     $11,759                        $13,109
01/31/01                     $12,188                        $13,474
02/28/01                     $10,568                        $12,690
03/31/01                     $ 9,526                        $11,845

                                                 AVERAGE ANNUALIZED TOTAL RETURN
                                                      THROUGH MARCH 31, 2001
                                                 -------------------------------
                                                 ONE YEAR       SINCE INCEPTION*
                                                 --------       ----------------
Rochdale Alpha Portfolio                         (21.66%)            (2.61%)

S&P MidCap 400 Index (72%) & S&P
SmallCap 600 Index (28%)                          (5.37%)             9.66%

Past performance is not predictive of future performance.

* The Rochdale Alpha Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on June 1, 1999.

The returns shown do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

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                           ROCHDALE INVESTMENT TRUST


          ROCHDALE ATLAS PORTFOLIO VS. MORGAN STANLEY WORLD INDEX EX US
                         AND DOW JONES WORLD INDEX EX US

                          Value of $10,000 Investment

                     ROCHDALE ATLAS        MORGAN STANLEY       DOW JONES WORLD
                       PORTFOLIO         WORLD INDEX EX US        INDEX EX US
                       ---------         -----------------        -----------
10/01/98                $10,000               $10,000               $10,000
10/31/98                $11,648               $11,380               $11,465
11/30/98                $11,868               $11,960               $12,034
12/31/98                $12,400               $12,422               $12,388
01/31/99                $11,888               $12,427               $12,462
02/28/99                $11,540               $12,117               $12,115
03/31/99                $12,208               $12,626               $12,682
04/30/99                $13,444               $13,170               $13,369
05/31/99                $12,692               $12,508               $12,753
06/30/99                $13,740               $13,000               $13,374
07/31/99                $14,408               $13,377               $13,675
08/31/99                $14,612               $13,418               $13,843
09/30/99                $13,940               $13,566               $13,903
10/31/99                $13,632               $14,093               $14,428
11/30/99                $14,564               $14,589               $15,139
12/31/99                $16,098               $15,933               $16,579
01/31/00                $15,177               $14,968               $15,516
02/29/00                $15,081               $15,395               $15,868
03/31/00                $15,691               $16,030               $16,352
04/30/00                $14,501               $15,202               $15,360
05/31/00                $13,733               $14,836               $14,872
06/30/00                $14,779               $15,481               $15,470
07/31/00                $14,231               $14,892               $14,875
08/31/00                $14,584               $15,090               $15,091
09/30/00                $13,663               $14,311               $14,320
10/31/00                $12,937               $13,924               $13,795
11/30/00                $12,311               $13,366               $13,265
12/31/00                $12,775               $13,837               $13,612
01/31/01                $13,303               $13,877               $13,813
02/28/01                $12,234               $12,784               $12,759
03/31/01                $10,844               $11,904               $11,723

                                                 AVERAGE ANNUALIZED TOTAL RETURN
                                                     THROUGH MARCH 31, 2001
                                                 -------------------------------
                                                 ONE YEAR        SINCE INCEPTION
                                                 --------        ---------------

Rochdale Atlas Portfolio                         (30.89%)             3.30%

Morgan Stanley World Index ex US                 (25.74%)             7.23%

Dow Jones World Index ex US                      (28.31%)             6.57%

Past performance is not predictive of future performance.

* The Rochdale Atlas Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on October 2, 1998.

The returns shown do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

                              ROCHDALE MAGNA PORTFOLIO


SCHEDULE OF INVESTMENTS AT MARCH 31, 2001
--------------------------------------------------------------------------------
   Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCKS: 99.9%
AEROSPACE/DEFENSE EQUIPMENT: 2.0%
    4,250     General Dynamics Corp.                               $    266,645
                                                                   ------------
BANKS: 7.3%
    7,670     Bank Of America Corp.                                     419,933
    5,400     Fifth Third Bancorp.                                      288,563
    7,698     FleetBoston Financial Corp.                               290,600
                                                                   ------------
                                                                        999,096
                                                                   ------------
BEVERAGES: 0.4%
    1,400     PepsiCo, Inc.                                              61,530
                                                                   ------------
BUILDING AND CONSTRUCTION: 3.7%
    6,100     Centex Corp.                                              254,065
    6,000     Pulte Corp.                                               242,460
                                                                   ------------
                                                                        496,525
                                                                   ------------
BUSINESS SERVICES: 2.9%
    7,372     Interpublic Group of Companies, Inc.                      253,228
    3,765     Paychex, Inc.                                             139,540
                                                                   ------------
                                                                        392,768
                                                                   ------------
CAPITAL GOODS: 2.9%
    9,692     Honeywell International, Inc.                             395,434
                                                                   ------------
COMMERCIAL SERVICES: 1.2%
    4,450     Convergys Corp.*                                          160,512
                                                                   ------------
COMPUTER HARDWARE: 1.0%
    9,020     Sun Microsystems, Inc.*                                   138,637
                                                                   ------------
COMPUTER SOFTWARE: 0.6%
    1,800     Veritas Software Corp.*                                    83,232
                                                                   ------------
CONSUMER SERVICES: 2.0%
   10,000     Carnival Corp.                                            276,700
                                                                   ------------
COSMETICS & TOILETRIES: 2.2%
    4,700     Procter & Gamble Co.                                      294,220
                                                                   ------------
DIVERSIFIED FINANCIAL SERVICES: 5.9%
    9,020     Citigroup, Inc.                                           405,720
    5,000     Fannie Mae                                                398,000
                                                                   ------------
                                                                        803,720
                                                                   ------------

                          ROCHDALE MAGNA PORTFOLIO

--------------------------------------------------------------------------------
   Shares                                                               Value
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING: 2.7%
    8,562     Tyco International Ltd.                               $   370,135
                                                                   ------------
DRUGS: 8.7%
    5,850     Abbott Laboratories                                       276,062
    4,910     Bristol-Myers Squibb Co.                                  291,654
    3,810     Merck & Co., Inc.                                         289,179
    8,100     Pfizer, Inc.                                              331,695
                                                                   ------------
                                                                      1,188,590
                                                                   ------------
ELECTRICAL EQUIPMENT: 0.5%
    3,600     Solectron Corp.*                                           68,436
                                                                   ------------
ENERGY: 2.7%
    4,500     Exxon Mobil Corp.                                         364,500
                                                                   ------------
FINANCIAL SERVICES: 6.0%
    3,866     Morgan Stanley Dean Witter & Co.                          206,831
    6,608     Providian Financial Corp.                                 324,122
    3,850     USA Education, Inc.                                       279,703
                                                                   ------------
                                                                        810,656
                                                                   ------------
FOOD & BEVERAGE: 3.3%
    4,516     Quaker Oats Co.                                           442,568
                                                                   ------------
INSURANCE - MULTILINE: 6.4%
    6,254     American International Group, Inc.                        503,447
    3,368     Cigna Corp.                                               361,588
                                                                   ------------
                                                                        865,035
                                                                   ------------
INTERNET AND ONLINE CONTENT PROVIDERS: 1.6%
    5,467     AOL Time Warner, Inc.*                                    219,500
                                                                   ------------
MANUFACTURING - DIVERSIFIED MACHINERY: 1.9%
    7,304     Dover Corp.                                               261,775
                                                                   ------------
MEDIA: 2.8%
    9,200     Comcast Corp. - Special Class A*                          385,825
                                                                   ------------
MEDICAL - HOSPITALS: 2.4%
    7,500     Tenet Healthcare Corp.*                                   330,000
                                                                   ------------
OIL - EXPLORATION & PRODUCTION: 2.3%
    5,300     Devon Energy Corp.                                        308,460
                                                                   ------------

                             ROCHDALE MAGNA PORTFOLIO

--------------------------------------------------------------------------------
   Shares                                                               Value
--------------------------------------------------------------------------------
OIL REFINING: 2.2%
    5,100     Enron Corp.                                          $    296,310
                                                                   ------------
RETAIL: 7.6%
    5,600     Bed Bath & Beyond, Inc.*                                  137,550
    7,367     Federated Department Stores*                              306,099
    8,950     TJX Companies, Inc.                                       286,400
    6,000     Wal-Mart Stores, Inc.                                     303,000
                                                                   ------------
                                                                      1,033,049
                                                                   ------------
SEMICONDUCTOR - INTEGRATED CIRCUITS: 1.1%
    3,750     Linear Technology Corp.                                   153,984
                                                                   ------------
SEMICONDUCTORS: 3.1%
   10,300     Intel Corp.                                               271,019
    4,779     Texas Instruments, Inc.                                   148,053
                                                                   ------------
                                                                        419,072
                                                                   ------------
SOFTWARE: 3.9%
    5,100     First Data Corp.                                          304,521
   11,300     Oracle Corp.*                                             169,274
    1,950     Siebel Systems, Inc.*                                      53,040
                                                                   ------------
                                                                        526,835
                                                                   ------------
TECHNOLOGY: 1.2%
    5,351     EMC Corp.*                                                157,319
                                                                   ------------
TELECOMMUNICATIONS: 3.7%
    9,680     Cisco Systems, Inc.*                                      153,065
    5,116     Nortel Networks Corp.                                      71,880
    7,900     Qwest Communications International*                       276,895
                                                                   ------------
                                                                        501,840
                                                                   ------------
TRANSPORTATION: 2.1%
    5,050     United Parcel Service                                     287,345
                                                                   ------------
WIRELESS COMMUNICATIONS SERVICES: 1.6%
   11,686     AT&T Wireless Group*                                      224,137
                                                                   ------------
TOTAL COMMON STOCKS
   (cost $14,807,629)                                                13,584,390
                                                                   ------------

                            ROCHDALE MAGNA PORTFOLIO

--------------------------------------------------------------------------------
  Principal Amount                                                     Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 0.1%
  $ 8,625     Union Bank of California Money Market Fund
               (cost $8,625)                                       $      8,625
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES
  (cost $14,816,254+): 100.0%                                        13,593,015
Liabilities in excess of Other Assets: (0.0)%                            (3,177)
                                                                   ------------
NET ASSETS: 100.0%                                                 $ 13,589,838
                                                                   ============

*    Non-income producing security

+ At March 31, 2001, the basis of investments for federal income tax purposes was $14,856,534. Unrealized appreciation and depreciation were as follows:

Gross unrealized appreciation                                      $    739,114
Gross unrealized depreciation                                        (2,002,633)
                                                                   ------------
     Net unrealized depreciation                                   $ (1,263,519)
                                                                   ============

See accompanying Notes to Financial Statements.

                             ROCHDALE ALPHA PORTFOLIO


SCHEDULE OF INVESTMENTS AT MARCH 31, 2001
--------------------------------------------------------------------------------
   Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCKS: 99.5%
CABLE TV AND SATELLITE SYSTEMS: 3.0%
   12,640     Pegasus Communications Corp.*                        $    290,720
                                                                   ------------
COMPUTER SOFTWARE: 4.1%
   15,900     Dendrite International, Inc.*                             222,600
   10,160     Rational Software Corp.*                                  180,340
                                                                   ------------
                                                                        402,940
                                                                   ------------
COMPUTERS - NETWORKING: 3.2%
   20,800     Extreme Networks, Inc.*                                   316,368
                                                                   ------------
CONSUMER CYCLICAL: 4.3%
   17,040     Bed Bath & Beyond, Inc.*                                  418,545
                                                                   ------------
CONSUMER SERVICES: 9.6%
    9,800     International Game Technology*                            493,430
   17,530     Outback Steakhouse, Inc.*                                 446,314
                                                                   ------------
                                                                        939,744
                                                                   ------------
DRUGS: 8.0%
   11,270     Biovail Corporation*                                      407,185
    8,420     Medicis Pharmaceutical Corp. - Class A*                   377,384
                                                                   ------------
                                                                        784,569
                                                                   ------------
E-COMMERCE: 1.5%
    7,000     webMethods, Inc.*                                         146,125
                                                                   ------------
ELECTRICAL EQUIPMENT: 2.0%
    4,000     Check Point Software Technologies*                        190,000
                                                                   ------------
ELECTRONICS: 6.4%
    8,250     Jabil Circuit, Inc.*                                      178,365
    4,130     L-3 Communications Holdings, Inc.*                        326,063
    6,400     Sanmina Corp.*                                            125,200
                                                                   ------------
                                                                        629,628
                                                                   ------------
FINANCIAL SERVICES: 10.5%
   19,000     DVI, Inc.*                                                292,980
   17,565     Metris Companies, Inc.                                    365,001
    7,110     Zions Bancorporation                                      370,360
                                                                   ------------
                                                                      1,028,341
                                                                   ------------

                            ROCHDALE ALPHA PORTFOLIO

--------------------------------------------------------------------------------
   Shares                                                               Value
--------------------------------------------------------------------------------
HEALTHCARE: 6.8%
    5,300     Express Scripts, Inc. - Class A*                     $    459,404
   24,000     Hooper Holmes, Inc.                                       206,160
                                                                   ------------
                                                                        665,564
                                                                   ------------
HEALTHCARE - SERVICES: 3.9%
   24,600     Health Management Associates, Inc. - Class A*             382,530
                                                                   ------------
INFORMATION SERVICES: 2.0%
   10,600     Nova Corp.*                                               195,464
                                                                   ------------
INTERNET: 2.1%
   19,200     BroadVision, Inc.*                                        102,600
    9,860     Exodus Communications, Inc.*                              105,995
                                                                   ------------
                                                                        208,595
                                                                   ------------
MEDICAL INFORMATION SYSTEMS: 1.2%
   18,750     PracticeWorks, Inc.*                                      120,938
                                                                   ------------
MEDICAL SERVICE & SUPPLIES: 2.9%
   15,000     Amsurg Corp. - Class A*                                   285,938
                                                                   ------------
OIL - EXPLORATION & PRODUCTION: 4.7%
    7,800     Devon Energy Corp.                                        453,960
                                                                   ------------
REAL ESTATE INVESTMENT TRUSTS: 3.3%
   13,650     Washington Real Estate Investment Trust                   318,591
                                                                   ------------
RETAIL: 3.8%
   13,400     Lands' End, Inc.*                                         367,830
                                                                   ------------
SEMICONDUCTORS: 4.4%
   16,500     Alpha Industries, Inc.*                                   259,875
   29,100     Kopin Corp.*                                              167,325
                                                                   ------------
                                                                        427,200
                                                                   ------------
SOFTWARE: 1.5%
   75,000     Infocure Corp.*                                           150,000
                                                                   ------------
TECHNOLOGY: 2.0%
    9,660     Vicor Corp.*                                              198,030
                                                                   ------------
TELEMARKETING, CALL CENTERS, AND OTHER DIRECT MARKETING: 4.2%
   11,476     Convergys Corp.*                                          413,939
                                                                   ------------

                            ROCHDALE ALPHA PORTFOLIO

--------------------------------------------------------------------------------
   Shares                                                               Value
--------------------------------------------------------------------------------
TELEPHONE: 4.1%
   11,355     Qwest Communications International*                  $    397,993
                                                                   ------------
TOTAL COMMON STOCKS
  (cost $11,351,554)                                                  9,733,552
                                                                   ------------
Principal Amount
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT: 0.3%
  $25,958     Union Bank of Californa Money Market Fund
                (cost $25,958)                                           25,958
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES
(cost $11,377,512+): 99.8%                                            9,759,510
Other Assets less Liabilities: 0.2%                                      23,760
                                                                   ------------
NET ASSETS: 100.0%                                                 $  9,783,270
                                                                   ============

*    Non-income producing security

+ At March 31, 2001, the basis of investments for federal income tax purposes was $11,451,836. Unrealized appreciation and depreciation were as follows:

Gross unrealized appreciation                                      $    936,328
Gross unrealized depreciation                                        (2,628,654)
                                                                   ------------
     Net unrealized depreciation                                   $ (1,692,326)
                                                                   ============

See accompanying Notes to Financial Statements.

                              ROCHDALE ATLAS PORTFOLIO


SCHEDULE OF INVESTMENTS AT MARCH 31, 2001
--------------------------------------------------------------------------------
   Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCKS: 90.2%
AUSTRIA - 4.6%
AIRPORT DEVELOPMENT: 1.0%
       19,000     Flughafen Wien AG                               $     636,591
                                                                  -------------
BANKS: 1.9%
       22,200     Erste Bank der Oesterreichischen
                    Sparkassen AG*                                    1,144,167
                                                                  -------------
BUILDING AND CONSTRUCT PRODUCT - MISCELLANEOUS: 1.7%
       50,200     Wienerberger Baustoffindustrie AG                   1,016,266
                                                                  -------------

TOTAL FOR AUSTRIA                                                     2,797,024
                                                                  -------------
BRAZIL: 6.4%
BANKS: 1.0%
       31,078     Unibanco Brasileiros SA GDR                           640,207
                                                                  -------------
BEVERAGES: 0.5%
       13,000     Companhia de Bebidas PR ADR                           304,200
                                                                  -------------
BROADCASTING: 0.4%
       33,800     Globo Cabo SA-Spon. ADR*                              219,700
                                                                  -------------
CRUDE PETROLEUM AND NATURAL GAS: 2.2%
       20,000     Petroleo Brasileiro SA ADR                            478,200
       40,850     Petroleo Brasileiro SA-Spon. ADR Pfd Block            888,079
                                                                  -------------
                                                                      1,366,279
                                                                  -------------
FOOD - RETAIL: 0.5%
       10,100     Companhia Brasileira de Distribuicao Grupo
                    Pao de Acucar-Spon. ADR                             313,100
                                                                  -------------
PULP MILLS MANUFACTURING: 0.3%
       15,000     Companhia Energetica de Minas
                    Gerais SA - Spon. ADR                               187,500
                                                                  -------------
RAW MATERIALS: 0.5%
       20,550     Aracruz Celulose SA - Spon. ADR                       271,055
                                                                  -------------
TELEPHONE - INTEGRATED: 1.0%
       12,528     Telecomunicacoes Brasileiras SA - Spon.
                    ADR Pfd Block                                       605,353
                                                                  -------------

TOTAL FOR BRAZIL                                                      3,907,394
                                                                  -------------

                           ROCHDALE ATLAS PORTFOLIO

--------------------------------------------------------------------------------
   Shares                                                               Value
--------------------------------------------------------------------------------
BELGIUM: 6.5%
BANKS: 1.5%
       23,601     KBC Bankverzekerings Holding NPV                $     923,651
                                                                  -------------
ELECTRIC - INTEGRATED (ENERGY CONGLOMERATE): 0.5%
        2,300     Tractebel                                             315,157
                                                                  -------------
FINANCIAL SERVICES: 3.1%
       34,166     Fortis B                                              898,564
        3,700     Groupe Bruxelles Lambert SA                           997,303
                                                                  -------------
                                                                      1,895,867
                                                                  -------------
HOLDING COMPANY (DIVERSIFIED OPERATIONS): 1.4%
        8,600     CNP-CIE Natle A Portefeuille                          836,294
                                                                  -------------

TOTAL FOR BELGIUM                                                     3,970,969
                                                                  -------------
CANADA: 6.1%
BANKS: 1.4%
       35,000     Toronto-Dominion Bank                                 881,650
                                                                  -------------
ELECTRONIC APPLIANCES: 0.2%
        5,000     Celestica, Inc.*                                      137,850
                                                                  -------------
MEDICAL - DRUGS: 1.3%
       21,000     Biovail Corporation*                                  758,100
                                                                  -------------
PAPER AND RELATED PRODUCTS: 0.5%
       15,200     Abitibi-Consolidated, Inc.                            118,735
       20,000     Domtar, Inc.                                          179,800
                                                                  -------------
                                                                        298,535
                                                                  -------------
TELECOMMUNICATIONS: 1.9%
       20,000     BCE, Inc.                                             450,200
       48,000     Rogers Communications, Inc. - Class B ADR*            708,960
                                                                  -------------
                                                                      1,159,160
                                                                  -------------
TELECOMMUNICATIONS EQUIPMENT: 0.8%
       32,500     Nortel Networks Corp.                                 461,175
                                                                  -------------

TOTAL FOR CANADA                                                      3,696,470
                                                                  -------------

                            ROCHDALE ATLAS PORTFOLIO

--------------------------------------------------------------------------------
   Shares                                                               Value
--------------------------------------------------------------------------------
FRANCE: 8.7%
ADVERTISING SERVICES: 1.0%
       50,000     Havas Advertising SA ADR*                       $     582,031
                                                                  -------------
AUDIO/VIDEO PRODUCTS: 0.8%
       16,000     Thomson Multimedia*                                   500,716
                                                                  -------------
BANKS: 1.6%
       11,400     BNP Paribas SA                                        960,430
                                                                  -------------
ENERGY: 1.4%
        2,106     Total Fina Elf SA - Strip*                                 19
       13,000     Total Fina SA - Spon. ADR                             885,560
                                                                  -------------
                                                                        885,579
                                                                  -------------
MULTIMEDIA: 1.3%
       13,000     Vivendi Universal - Spon. ADR                         788,970
                                                                  -------------
RESORTS/THEME PARKS: 1.1%
       10,500     Club Mediterranee SA                                  675,755
                                                                  -------------
TELECOMMUNICATION: 1.5%
       15,000     Alcatel SA - Spon. ADR                                432,900
        8,000     France Telecom SA - Spon. ADR                         465,200
                                                                  -------------
                                                                        898,100
                                                                  -------------

TOTAL FOR FRANCE                                                      5,291,581
                                                                  -------------
GERMANY: 11.0%
AUTOMOTIVE: 1.7%
       21,700     Volkswagen AG*                                        997,542
                                                                  -------------
BANKS: 1.8%
       24,600     Dresdner Bank AG                                    1,114,978
                                                                  -------------
DIVERSIFIED MANUFACTURING OPERATIONS: 2.1%
       11,740     Siemens AG                                          1,214,289
        1,600     E.On AG - Spon. ADR                                    76,160
                                                                  -------------
                                                                      1,290,449
                                                                  -------------

                            ROCHDALE ATLAS PORTFOLIO

--------------------------------------------------------------------------------
   Shares                                                               Value
--------------------------------------------------------------------------------
ELECTRONICS: 0.3%
       23,400     CE Consumer Electronic                          $     148,114
                                                                  -------------
ENTERPRISE SOFTWARE/SERVICES: 1.9%
       40,600     SAP AG - Spon. ADR                                  1,173,340
                                                                  -------------
MULTI-INDUSTRY: 3.2%
       87,100     iShares MSCI Germany Index                          1,456,312
       63,200     New Germany Fund                                      460,096
                                                                  -------------
                                                                      1,916,408
                                                                  -------------

TOTAL FOR GERMANY                                                     6,640,831
                                                                  -------------
INDIA: 2.0%
APPLICATIONS SOFTWARE: 0.2%
       26,200     Silverline Technologies ADR*                           94,844
                                                                  -------------
CHEMICALS: 1.2%
       43,232     Reliance Industries Ltd. GDR*                         761,964
                                                                  -------------
MULTI-INDUSTRY: 0.6%
       37,673     India Fund Inc.*                                      383,888
                                                                  -------------

TOTAL FOR INDIA                                                       1,240,696
                                                                  -------------
IRELAND: 3.0%
BANKS: 1.5%
      111,456     Bank of Ireland, PLC                                  934,071
                                                                  -------------
HEALTH CARE: 1.5%
        9,984     Elan Corp. PLC*                                       538,397
        6,574     Elan Corp. PLC - Spon. ADR*                           342,571
                                                                  -------------
                                                                        880,968
                                                                  -------------

TOTAL FOR IRELAND                                                     1,815,039
                                                                  -------------

JAPAN: 7.8%
MEDICAL - DRUGS: 0.4%
        5,000     Takeda Chemical Industries, Ltd.                      241,395
                                                                  -------------
MERCHANDISING: 1.1%
       31,000     Justco Co., Ltd.                                      638,240
                                                                  -------------

                            ROCHDALE ATLAS PORTFOLIO

--------------------------------------------------------------------------------
   Shares                                                               Value
--------------------------------------------------------------------------------
MULTI-INDUSTRY: 6.3%
      325,100     iShares MSCI Japan Index                        $   3,329,024
       75,800     Japan OTC Equity Fund                                 513,166
                                                                  -------------
                                                                      3,842,190
                                                                  -------------

TOTAL FOR JAPAN                                                       4,721,825
                                                                  -------------

REPUBLIC OF KOREA: 4.6%
ELECTRONIC APPLIANCES: 2.2%
        2,300     Samsung Electronics                                   359,278
       12,870     Samsung Electronics - Spon. GDR                       416,666
       14,500     Samsung SDI Co., Ltd.                                 588,033
                                                                  -------------
                                                                      1,363,977
                                                                  -------------
MULTI-INDUSTRY: 0.6%
       41,300     Korea Fund, Inc.*                                     372,526
                                                                  -------------
TELECOMMUNICATIONS: 1.8%
       20,700     Korea Telecom Corp. - Spon. ADR                       481,689
       37,910     SK Telecommunications Ltd.                            578,124
                                                                  -------------
                                                                      1,059,813
                                                                  -------------

TOTAL FOR REPUBLIC OF KOREA                                           2,796,316
                                                                  -------------
MEXICO: 2.6%
BUILDING PRODUCTS: 1.0%
       30,000     Cemex SA - Spon. ADR                                  646,500
                                                                  -------------
FINANCIAL SERVICES: 0.4%
      137,000     Grupo Financiero Banamex Accival SA de CV             238,225
                                                                  -------------
RETAIL - DISCOUNT: 0.4%
      110,000     Walmart De Mexico - SER V                             255,690
                                                                  -------------
TELEPHONE - INTEGRATED: 0.8%
       15,000     Telefonos de Mexico SA - Spon. ADR                    474,000
                                                                  -------------

TOTAL FOR MEXICO                                                      1,614,415
                                                                  -------------
NETHERLANDS: 5.5%
BANKS: 2.2%
       72,100     ABN AMRO Holding NV - Spon. ADR                     1,325,198
                                                                  -------------

                            ROCHDALE ATLAS PORTFOLIO

--------------------------------------------------------------------------------
   Shares                                                               Value
--------------------------------------------------------------------------------
ELECTRONIC APPLIANCE: 1.5%
       35,000     Koninklijke Philips Electronics NV              $     934,500
                                                                  -------------
INSURANCE: 1.8%
       17,000     ING Groep NV - Spon. ADR                            1,105,340
                                                                  -------------

TOTAL FOR NETHERLANDS                                                 3,365,038
                                                                  -------------
NORWAY: 8.4%
BANKS: 1.6%
      218,535     DNB Holding ASA                                       993,254
                                                                  -------------
ENERGY: 2.6%
       18,200     Norsk Hydro ASA                                       747,278
       20,769     Norsk Hydro ASA - Spon. ADR                           855,891
                                                                  -------------
                                                                      1,603,169
                                                                  -------------
FINANCIAL SERVICES: 1.6%
      159,470     Storebrand ASA                                        945,392
                                                                  -------------
FOOD - MISCELLANEOUS/DIVERSIFIED: 1.7%
       58,500     Orkla ASA                                           1,030,789
                                                                  -------------
WIRELESS EQUIPMENT: 0.9%
      156,000     Nera ASA                                              548,042
                                                                  -------------

TOTAL FOR NORWAY                                                      5,120,646
                                                                  -------------
SPAIN: 2.0%
TELEPHONE - INTEGRATED: 2.0%
       25,236     Telefonica SA - Spon. ADR*                          1,211,319
                                                                  -------------

TOTAL FOR SPAIN                                                       1,211,319
                                                                  -------------
SWITZERLAND: 9.9%
BANKS: 2.5%
       10,400     UBS AG                                              1,503,393
                                                                  -------------
ENGINEERING/RESEARCH AND DEVELOPMENT SERVICES: 1.5%
       12,700     ABB, Ltd.                                             927,135
                                                                  -------------
FOOD: 0.8%
          220     Nestle SA                                             461,041
                                                                  -------------

                            ROCHDALE ATLAS PORTFOLIO

--------------------------------------------------------------------------------
   Shares                                                               Value
--------------------------------------------------------------------------------
INSURANCE: 0.4%
          650     Zurich Financial Services AG                    $     214,663
                                                                  -------------
MEDICAL - DRUGS: 3.6%
       32,000     Novartis AG - ADR                                   1,262,720
          500     Serono SA - B                                         405,571
       27,000     Serono SA - ADR*                                      545,400
                                                                  -------------
                                                                      2,213,691
                                                                  -------------
RETAIL - JEWELRY: 1.1%
          300     Compagnie Financiere Richemont AG                     677,709
                                                                  -------------
TOTAL FOR SWITZERLAND                                                 5,997,632
                                                                  -------------
TAIWAN: 1.1%
ELECTRONIC - INTEGRATED CIRCUITS: 1.1%
       72,000     United Microelectronics Corp. ADR*                    673,920
                                                                  -------------

TOTAL FOR TAIWAN                                                        673,920
                                                                  -------------
TOTAL COMMON STOCKS
  (cost $66,783,171)                                                 54,861,115
                                                                  -------------

Principal Amount
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 9.5%
   $5,774,010     Highmark Diversified Money Market
                    Fund (cost $5,774,010)                            5,774,010
                                                                  -------------
TOTAL INVESTMENTS IN SECURITIES
           (cost $72,557,181+); 99.7%                                60,635,125
Other Assets less Liabilities: 0.3%                                     193,632
                                                                  -------------
NET ASSETS: 100%                                                  $  60,828,757
                                                                  =============

* Non income-producing security ADR - American Depository Receipt GDR - Global Depository Receipt

At March 31, 2001,  the cost for federal income tax purposes was the same as the
basis  financial   reporting.   Unrealized   appreciation  and  depreciation  of
securities were as follows:

Gross unrealized appreciation                                     $   2,125,603
Gross unrealized depreciation                                       (14,047,659)
                                                                  -------------
     Net unrealized depreciation                                  $ (11,922,056)
                                                                  =============

See accompanying Notes to Financial Statements.

                           ROCHDALE INVESTMENT TRUST

STATEMENT OF ASSETS AND LIABILITIES AT MARCH 31, 2001
--------------------------------------------------------------------------------

                                                                               MAGNA           ALPHA           ATLAS
                                                                             PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                                            ------------    ------------    ------------
ASSETS
  Investments in securities, at cost                                        $ 14,816,254    $ 11,377,512    $ 72,557,181
                                                                            ============    ============    ============

  Investments in securities, at value                                       $ 13,593,015    $  9,759,510    $ 60,635,125
  Cash                                                                                --              --         203,851
  Collateral for securities loaned, at fair value                                837,693         632,900       5,858,654
  Receivables:
    Securities sold                                                              322,039         654,752         739,174
    Dividends and interest                                                         9,079             101         173,468
    Fund shares sold                                                              30,000          61,400          14,787
    Other asset                                                                       --              --           8,651
                                                                            ------------    ------------    ------------
  Total assets                                                                14,791,826      11,108,663      67,633,710
                                                                            ------------    ------------    ------------

LIABILITIES
  Payable upon return of securities loaned                                       837,693         632,900       5,858,654
  Payables:
    Securities purchased                                                         308,200         659,774         811,477
    Due to advisor                                                                36,568          11,839          54,817
    Administration fees                                                            1,954           1,954           1,954
    Fund shares redeemed                                                           1,000              --          20,663
    Dividend tax withheld                                                             --              --          28,588
  Accrued expenses                                                                16,573          18,926          28,800
                                                                            ------------    ------------    ------------
  Total liabilities                                                            1,201,988       1,325,393       6,804,953
                                                                            ------------    ------------    ------------

NET ASSETS                                                                  $ 13,589,838    $  9,783,270    $ 60,828,757
                                                                            ============    ============    ============
  Number of shares, $0.01 par value, issued
  and outstanding (unlimited shares authorized)                                  547,613         411,607       2,334,073
                                                                            ============    ============    ============

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                    $      24.82    $      23.77    $      26.06
                                                                            ============    ============    ============
COMPONENTS OF NET ASSETS
  Paid-in capital                                                           $ 16,159,101    $ 11,454,150    $ 80,652,051
  Accumulated net investment income                                                   --              --         281,882
  Accumulated net realized loss on investments and foreign currency           (1,346,024)        (52,878)     (8,182,677)
  Net unrealized depreciation on investments and foreign currency             (1,223,239)     (1,618,002)    (11,922,499)
                                                                            ------------    ------------    ------------
    Net assets                                                              $ 13,589,838    $  9,783,270    $ 60,828,757
                                                                            ============    ============    ============

See accompanying Notes to Financial Statements.

                            ROCHDALE INVESTMENT TRUST


STATEMENT OF OPERATIONS - FOR THE YEAR ENDED MARCH 31, 2001
--------------------------------------------------------------------------------

                                                                    MAGNA           ALPHA           ATLAS
                                                                  PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                                 ------------    ------------    ------------
INVESTMENT INCOME
  Income
    Dividend income (net of foreign taxes of
     $0, $0, $10,151, respectively)                              $    181,688    $     13,497    $  1,333,281
    Interest income                                                     3,129           4,368          74,062
    Other                                                               3,876           2,609          16,411
                                                                 ------------    ------------    ------------
      Total income                                                    188,693          20,474       1,423,754
                                                                 ------------    ------------    ------------
  Expenses
    Advisory fees                                                     176,525         112,009         676,354
    Custody fees                                                        4,106           1,868          75,012
    Fund accounting fees                                               20,091          17,560          50,219
    Registration fees                                                  15,693          20,009          26,866
    Administration fees                                                25,000          25,000          25,000
    Transfer agent fees                                                 9,718           9,978          13,249
    Audit fees                                                         12,000          12,000          12,000
    Insurance expense                                                   1,456             970           5,764
    Legal fees                                                          2,762          16,891           4,652
    Miscellaneous                                                       1,195           1,807           2,513
    Reports to shareholders                                             1,209             979           2,265
    Trustee fees                                                          676             676             676
                                                                 ------------    ------------    ------------
  Total expenses                                                      270,431         219,747         894,570
  Add: expenses recouped by advisor                                    38,488              --          28,863
  Less: expenses waived and reimbursed                                     --         (12,530)             --
                                                                 ------------    ------------    ------------
  Net expenses                                                        308,919         207,217         923,433
                                                                 ------------    ------------    ------------
  NET INVESTMENT INCOME (LOSS)                                       (120,226)       (186,743)        500,321
                                                                 ------------    ------------    ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized gain (loss):
    Securities and foreign currency transaction                    (1,403,922)         49,055      (7,290,273)
    Option transaction                                                 57,454              --              --
                                                                 ------------    ------------    ------------
      Net realized gain (loss) on securities
       and foreign currency transaction                            (1,346,468)         49,055      (7,290,273)
                                                                 ------------    ------------    ------------
  Net unrealized depreciation on investments
   and foreign currency                                            (3,264,659)     (2,709,752)    (17,829,776)
                                                                 ------------    ------------    ------------
      Net realized and unrealized loss on investments
       and foreign currency                                        (4,611,127)     (2,660,697)    (25,120,049)
                                                                 ------------    ------------    ------------
    NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS         $ (4,731,353)   $ (2,847,440)   $(24,619,728)
                                                                 ============    ============    ============

See accompanying Notes to Financial Statements.

                            ROCHDALE INVESTMENT TRUST


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   MAGNA                           ALPHA                           ATLAS
                                                 PORTFOLIO                       PORTFOLIO                       PORTFOLIO
                                       ----------------------------    ----------------------------    ----------------------------
                                           Year            Year            Year          6/1/99*           Year            Year
                                          Ended           Ended           Ended           Ended           Ended           Ended
                                         3/31/01         3/31/00         3/31/01         3/31/00         3/31/01         3/31/00
                                       ------------    ------------    ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
FROM:
OPERATIONS
  Net investment income (loss)         $   (120,226)   $    (85,362)   $   (186,743)   $    (35,937)   $    500,321    $   (238,009)
  Net realized gain (loss) on
    investments and foreign
    currency transaction                 (1,403,922)        132,143          49,055         (79,629)     (7,290,273)        222,610
  Net realized gain from
    option transactions                      57,454          56,129              --              --              --              --
  Net unrealized appreciation
    (depreciation) on
    investments                          (3,264,659)      1,734,921      (2,709,752)      1,091,750     (17,829,776)      5,776,641
                                       ------------    ------------    ------------    ------------    ------------    ------------
    NET INCREASE (DECREASE) IN
      NET ASSETS RESULTING
      FROM OPERATIONS                    (4,731,353)      1,837,831      (2,847,440)        976,184     (24,619,728)      5,761,242
                                       ------------    ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                          --              --              --              --        (221,262)        (74,752)
  From net realized gain                   (145,471)        (67,692)        (22,304)             --              --      (1,149,539)
                                       ------------    ------------    ------------    ------------    ------------    ------------
    TOTAL DISTRIBUTIONS TO
      SHAREHOLDERS                         (145,471)        (67,692)        (22,304)             --        (221,262)     (1,224,291)
                                       ------------    ------------    ------------    ------------    ------------    ------------
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold               4,436,878       9,665,171       5,622,346       7,934,076      32,074,964      50,731,323
  Shares issued on reinvestment
    of distribution                         128,154          67,692          20,391              --         206,805       1,224,291
  Cost of shares redeemed                (4,380,787)     (1,331,063)     (1,601,878)       (298,105)     (9,420,887)     (3,807,699)
                                       ------------    ------------    ------------    ------------    ------------    ------------
    NET INCREASE IN NET ASSETS
      DERIVED FROM NET CHANGE
      IN OUTSTANDING SHARES                 184,245       8,401,800       4,040,859       7,635,971      22,860,882      48,147,915
                                       ------------    ------------    ------------    ------------    ------------    ------------
    TOTAL INCREASE (DECREASE) IN
      NET ASSETS                         (4,692,579)     10,171,939       1,171,115       8,612,155      (1,980,108)     52,684,866

NET ASSETS
  Beginning of period                    18,282,417       8,110,478       8,612,155              --      62,808,865      10,123,999
                                       ------------    ------------    ------------    ------------    ------------    ------------
  END OF PERIOD                        $ 13,589,838    $ 18,282,417    $  9,783,270    $  8,612,155    $ 60,828,757    $ 62,808,865
                                       ============    ============    ============    ============    ============    ============

Accumulated net investment
  income                               $         --    $         --    $         --    $         --    $    279,059    $         --
                                       ============    ============    ============    ============    ============    ============
CHANGE IN NUMBER OF SHARES
  Shares sold                               142,765         309,643         181,284         294,091         968,849       1,401,465
  Shares issued in reinvestment
    of distributions                          4,398           2,147             691              --           6,704          33,690
  Shares redeemed                          (146,145)        (42,187)        (53,649)        (10,810)       (301,748)       (106,606)
                                       ------------    ------------    ------------    ------------    ------------    ------------
  Net increase                                1,018         269,603         128,326         283,281         673,805       1,328,549
                                       ============    ============    ============    ============    ============    ============

*    Inception of Portfolio

See accompanying Notes to Financial Statements.

                            ROCHDALE INVESTMENT TRUST


FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                       MAGNA                      ALPHA                        ATLAS
                                                     PORTFOLIO                   PORTFOLIO                   PORTFOLIO
                                          -----------------------------     ------------------     -----------------------------
                                            Year       Year    6/29/98*       Year     6/1/99*       Year       Year    6/29/98*
                                           Ended      Ended     through      Ended     through      Ended      Ended     through
                                          3/31/01    3/31/00    3/31/99     3/31/01    3/31/00     3/31/01    3/31/00    3/31/99
                                          -------    -------    -------     -------    -------     -------    -------    -------
Net asset value, beginning of period      $ 33.45    $ 29.28    $ 25.00     $ 30.40    $ 25.00     $ 37.83    $ 30.52    $ 25.00
                                          -------    -------    -------     -------    -------     -------    -------    -------

Income from investment operations:
  Net investment income (loss)              (0.22)     (0.16)     (0.02)      (0.45)     (0.13)       0.22      (0.11)        --
  Net realized and unrealized gain
    (loss) on investments                   (8.18)      4.48       4.30       (6.15)      5.53      (11.89)      8.76       5.52
                                          -------    -------    -------     -------    -------     -------    -------    -------
Total from investment operations            (8.40)      4.32       4.28       (6.60)      5.40      (11.67)      8.65       5.52
                                          -------    -------    -------     -------    -------     -------    -------    -------
Less distributions:
  Dividends from net investment
    income                                     --         --         --           --        --       (0.10)     (0.08)        --
  Distributions from realized gains         (0.25)     (0.15)        --       (0.06)        --          --      (1.26)        --
                                          -------    -------    -------     -------    -------     -------    -------    -------
      Total distributions                   (0.25)     (0.15)        --       (0.06)        --       (0.10)     (1.34)        --
                                          -------    -------    -------     -------    -------     -------    -------    -------
Paid in capital from redemption
  fees (Note 2)                              0.02         --         --        0.03         --          --         --         --
                                          -------    -------    -------     -------    -------     -------    -------    -------
Net asset value, end of period            $ 24.82    $ 33.45    $ 29.28     $ 23.77    $ 30.40     $ 26.06    $ 37.83    $ 30.52
                                          =======    =======    =======     =======    =======     =======    =======    =======

Total return                               (25.17%)    14.80%     17.12%**   (21.66%)    21.60%     (30.89%)    28.53%     22.08%***

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)      $  13.6    $  18.3    $   8.1     $   9.8    $   8.6     $  60.8    $  62.8    $  10.1

Portfolio turnover rate                     81.84%     38.34%     47.81%      95.97%     22.48%      71.99%     35.97%     22.90%

Ratio of expenses to average net assets:
  Before fees waived and expenses
    absorbed or recouped                     1.53%      2.15%      6.19%#      1.96%      5.64%#      1.32%      1.73%      7.79%#
  After fees waived and expenses
    absorbed or recouped                     1.75%      1.73%      1.60%#      1.85%      1.83%#      1.37%      1.91%      1.61%#

Ratio of net investment income (loss)
  to average net assets:
  Before fees waived and expenses
    absorbed or recouped                    (0.46%)    (1.09%)    (4.88%)#    (1.77%)    (5.11%)#     0.69%     (0.63%)    (6.26%)#
  After fees waived and expenses
    absorbed or recouped                    (0.68%)    (0.67%)    (0.29%)#    (1.66%)    (1.30%)#     0.74%     (0.81%)    (0.08%)#

*    Inception of Portfolio

**   Commencement of investment operations - October 23, 1998

***  Commencement of investment operations - October 2, 1998

#    Annualized

See accompanying Notes to Financial Statements.

                            ROCHDALE INVESTMENT TRUST


NOTES TO FINANCIAL STATEMENTS AT MARCH 31, 2001
--------------------------------------------------------------------------------
NOTE 1 - ORGANIZATION

     The Rochdale Magna Portfolio, Rochdale Alpha Portfolio, and Rochdale Altas Portfolio (the "Portfolios") are diversified series of shares of beneficial interest of Rochdale Investment Trust (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The investment objective of the Portfolios is to achieve long-term capital appreciation. Rochdale Investment Management (the "Advisor") is the Advisor to the funds.

     The Rochdale Magna and Rochdale Atlas Portfolios were established in June 1998. Initial outside investors purchased shares of the Portfolios on June 29, 1998. However, investment operations did not commence until October 23, 1998, and October 2, 1998, for the Rochdale Magna Portfolio and the Rochdale Atlas Portfolio, respectively. The Rochdale Alpha Portfolio commenced operations on June 1, 1999.

     The Rochdale Magna Portfolio is a large-cap domestic equity fund. It seeks to achieve its objective by investing primarily in securities of large cap companies that the Advisor has identified through fundamental criteria as the leading growth and leading value companies relative to growth and value industry peers.

     The Rochdale Alpha Portfolio is a small and mid-cap domestic equity fund. It seeks to achieve its objective by investing primarily in equity securities of small and medium-size U.S. companies that the Advisor has identified as expecting to grow earnings at a rate above that of larger, more established companies.

     The Rochdale Atlas Portfolio is a foreign equity fund. It seeks to achieve its objective by investing primarily in equity securities of select foreign developed and emerging countries that the Advisor has identified as attractive relative to other countries based on fundamental valuation, financial, and economic attributes.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Portfolios. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. SECURITY VALUATION. In valuing the Portfolios' assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange or NASDAQ are valued at the last sale price on the business day as of which such values is being determined. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day. Readily marketable securities traded only in an over-the-counter market and not on NASDAQ are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Board of Trustees of the Trust shall determine in good faith to reflect the security's fair value. All other assets of the Portfolios are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

     B. SHARE VALUATION. Each Portfolio's share price (net asset value) is determined as of the close of the regular session of trading on the NASDAQ (normally 4:00 p.m., eastern time). The net asset value per share of each Portfolio is calculated by dividing the sum of the value of the securities held by the Portfolio plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Portfolio, rounded to the nearest cent. The offering and redemption price per share of each Portfolio is equal to a Portfolio's net asset value per share. The Magna Portfolio, Alpha Portfolio, and Atlas Portfolio charge a 2% redemption fee on shares redeemed or exchanged within 18 months of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder and benefit the remaining shareholders. Each Portfolio will retain the fee charged as paid-in capital and such fees become part of that Portfolio's daily net asset value ("NAV") calculations.

                            ROCHDALE INVESTMENT TRUST

--------------------------------------------------------------------------------

     C. FEDERAL INCOME TAXES. The Portfolios intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

     D. SECURITY TRANSACTIONS AND INVESTMENT INCOME. Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of securities sold is determined under the identified cost method. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Purchase discounts and premiums on securities held by the Portfolios are accreted and amortized to maturity using the effective interest method.

     E. FOREIGN CURRENCY. Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

     F. FORWARD CURRENCY CONTRACTS. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When a contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Portfolio could be at risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

     G. DISTRIBUTIONS TO SHAREHOLDERS. Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses, equalization and post-October capital and currency losses.

     H. OPTION WRITING. Each Portfolio may write (sell) covered call options and secured put options on securities and indices. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

     I. LOANS OF PORTFOLIO SECURITIES. Each Portfolio may lend its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes a Portfolio to risks such as (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral, or (iii) a Portfolio may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral with Portfolios' custodian, marked to market daily, in the form of cash and/or U.S. government obligations, in an amount at least equal to 102% of

                            ROCHDALE INVESTMENT TRUST

--------------------------------------------------------------------------------

          the market value of the loaned securities. Each Portfolio will limit the amount of its loans of portfolio securities to no more than 50% of its total assets.

               At March 31, 2001, the Magna Portfolio, the Alpha Portfolio, and the Atlas Portfolio had securities valued at $810,418, $612,844, and $5,577,099, respectively on loan to brokers. For collateral each Portfolio received $837,693, $632,900, and $5,858,684, respectively. Income from securities lending, which is included in "Other Income"on the Statement of Operations, amounted to $3,876, $2,609, and $16,411.

     J. USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

     K. RECLASSIFICATION OF CAPITAL ACCOUNTS. The Portfolio accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2: DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES. For the year ended March 31, 2001, the Magna Portfolio and Alpha Portfolio decreased paid-in capital by $120,226 and $186,743, respectively, due to the Portfolios experiencing a net investment loss during the year. On the Atlas Portfolio, undistributed net investment income was increased by $2,823 and accumulated net realized loss was increased by $2,823 as a result of differing book/tax treatment of foreign currency transactions. Net assets were not affected by this change.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     The Advisor provides the Portfolios with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Trust. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% from each Portfolio based upon the average daily net assets of each Portfolio.

     The Portfolios are responsible for their own operating expenses. The Advisor has agreed to reduce fees payable to it by the Portfolios to the extent necessary to limit each Portfolio's aggregate annual operating expenses to a maximum of 1.75%, 1.85%, and 1.95% of average net assets for the Rochdale Magna, Rochdale Alpha, and Rochdale Altas Portfolios, respectively. Any such reductions made by the Advisor in its fees or payments or reimbursement of expenses which are the Portfolios' obligations may be subject to reimbursement by the Portfolios within the following three years, provided the Portfolios are able to effect such reimbursement and remain in compliance with applicable limitations. For the year ended March 31, 2001, the Advisor has recouped expenses in the amount of $38,488 from the Magna Portfolio and $28,863 from the Atlas Portfolio, and has reimbursed the Alpha Portfolio for expenses in excess of the limit in the amount of $12,530, making the Magna, Alpha, and Atlas Portfolios' expense ratios 1.75%, 1.85%, and 1.37% versus actual operating expenses of 1.53%, 1.96%, and 1.32% respectively.

     The Portfolios have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1. The Plan provides that the Portfolios may pay for distribution and related expenses up to an annual rate of 0.25% of each Portfolio's average net assets to Rochdale as distributor. Rochdale elected to waive its fees for the year ended March 31, 2001.

     Investment Company Administration, LLC (the "Administrator") acts as the Trust's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Portfolios; prepares reports and materials to be supplied to the trustees; monitors the activities of the Portfolios' custodian, transfer agent and accountants; coordinates the preparation and payment of Portfolio expenses and reviews the Portfolio's expense accruals. For its services, the Administrator receives a monthly fee from each Portfolio at a rate of 0.10% annually of average net assets, with a minimum annual fee of $25,000.

                            ROCHDALE INVESTMENT TRUST

--------------------------------------------------------------------------------

     Rochdale Investment Management, the Advisor, also acts as the Portfolios' principal underwriter in a continuous public offering of the Portfolios' shares.

     During the fiscal year ended March 31, 2001, Rochdale Securities Corporation received $90,577 in brokerage fee commissions with respect to the Portfolios' transactions, which constituted 36% of the Funds' brokerage commissions during the year.

     Certain officers and trustees of the Trust are also officers and/or directors of the Advisor or Administrator.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and the proceeds from sales of securities, other than short-term investments, for the year ended March 31, 2001, are as follows:

PORTFOLIO                           PURCHASES                SALES
---------                           ---------                -----
Rochdale Magna Portfolio           $14,425,479           $14,807,865
Rochdale Alpha Portfolio           $14,341,136           $10,680,665
Rochdale Atlas Portfolio           $65,073,143           $47,236,203

     The activity in put options written for Rochdale Magna Portfolio during the year ended March 31, 2001 is summarized as follows:

CONTRACTS WRITTEN                                                       AMOUNT
-----------------                                                       ------

      (15)         Options outstanding, beginning of period          $   (1,480)

     (768)         Options written                                      (90,131)

       42          Options closed                                         4,715
     ----
      182          Options exercised                                     32,046
     ====
      559          Options expired                                       54,850
                                                                     ----------
       --          Options outstanding at March 31, 2001                     --

                   Unrealized depreciation at March 31, 2001                 --
                                                                     ----------
                   Market value of options at March 31, 2001         $       --
                                                                     ==========

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees Rochdale
Investment Trust New York, New York

     We have audited the  accompanying  statement of assets and  liabilities  of
Rochdale Magna Portfolio, Rochdale Alpha Portfolio, and Rochdale Atlas Portfolio, (each a series of shares of beneficial interest of Rochdale Investment Trust) including the portfolios of investments, as of March 31, 2001, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods presented herein. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Rochdale Magna Portfolio, Rochdale Alpha Portfolio, and Rochdale Atlas Portfolio as of March 31, 2001, the results of their operations, the changes in their net assets and the financial highlights for each of the periods presented herein, in conformity with accounting standards generally accepted in the United States of America.

                              TAIT, WELLER & BAKER

PHILADELPHIA, PENNSYLVANIA
MAY 30, 2001

                                     ADVISOR

                       Rochdale Investment Management Inc.
                              570 Lexington Avenue
                            New York, New York 10022
                                 (212) 702-3500

                                       *-*

                                   DISTRIBUTOR

                       Rochdale Investment Management Inc.
                              570 Lexington Avenue
                            New York, New York 10022
                                 (212) 702-3500

                                       *-*

                                    CUSTODIAN

                            Union Bank of California
                               475 Sansome Street
                        San Francisco, California 94111

                                       *-*

                                 TRANSFER AGENT

                          American Data Services, Inc.
                                150 Motor Parkway
                            Hauppauge, New York 11788

                                       *-*

                                    AUDITORS

                              Tait, Weller & Baker
                            8 Penn Center, Suite 800
                        Philadelphia, Pennsylvania 19103

                                       *-*

                                  LEGAL COUNSEL

                               Laura Corsell, Esq.
                                7307 Elbow Lane
                        Philadelphia, Pennsylvania 19119



This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

ROCHDALE INVESTMENT TRUST
570 Lexington Avenue
New York, NY 10022-6837
800-245-9888
www.rochdale.com


You can discuss your questions about the Portfolios, and request other information, including the Prospectus and Statement of Additional Information
(SAI), free of charge, by calling the Portfolios at 800-245-9888 or visiting our Web site at www.rochdale.com. The Prospectus and SAI provides detailed information about the Portfolios.

You can review and copy information about the Portfolios, including the Portfolios' Prospectus and SAI, at the Public Reference Room of the Securities and Exchange Commission, or get copies for a fee, by writing or calling the Public Reference Room of the Commission, Washington, DC 20549-0102 (1-202-942-8090). You may also send an e-mail to the publicinfo@sec.gov. You can obtain the same information free of charge from the Commission's Internet Web site at http://www.sec.gov.


(Rochdale Investment Trust's SEC
Investment Company Act File number is
811-08685)